EXHIBIT 99.3
Summary Pro Forma Combined
Oil, Natural Gas and Natural Gas Liquids
Reserve Data

The following tables set forth summary pro forma information with respect to Vanguard's pro forma combined estimated net proved and proved developed natural gas, oil and natural gas liquids reserves as of December 31, 2011. This pro forma information gives effect to the ENP Merger, the Permian Basin Acquisition I, the Arkoma Basin Acquisition and the Rockies Acquisition as if they occurred on January 1, 2011. Future exploration, exploitation and development expenditures, as well as future commodity prices and service costs, will affect the reserve volumes attributable to the acquired properties and the standardized measure of discounted future net cash flows.

Estimated changes in the quantities of natural gas, oil and natural gas liquids reserves for the year ended December 31, 2011 are as follows:

	Gas (in MMcf)
	Vanguard historical		Permian Basin Acquisition I	Arkoma Basin Acquisition	Rockies Acquisition	Pro forma Adjustments		Vanguard pro forma combined (d)
Net proved reserves
January 1, 2011	153,943	(a)	30,424	823,000	201,035	—		1,208,402
Revisions of previous estimates	(9,154)		(21,965)	(288,000)	15,954	(250,645)	(b)	(553,810)
Extensions, discoveries and other	325		—	92,000	—	—		92,325
Purchases of reserves in place	28,202		—	—	—	(7,497)	(c)	20,705
Sales of reserves in place	(73)		—	(1,000)	—	—		(1,073)
Production	(10,413)		(962)	(33,000)	(25,988)	—		(70,363)
December 31, 2011	162,830		7,497	593,000	191,001	(258,142)		696,186

	Oil (in MBbls)
	Vanguard historical		Permian Basin Acquisition I	Arkoma Basin Acquisition	Rockies Acquisition	Pro forma Adjustments		Vanguard pro forma combined (d)
Net proved reserves
January 1, 2011	38,121	(a)	64	—	1,292	—		39,477
Revisions of previous estimates	4,823		560	—	(71)	39	(b)	5,351
Extensions, discoveries and other	92		—	—	—	—		92
Purchases of reserves in place	4,578		—	—	—	(566)	(c)	4,012
Sales of reserves in place	(85)		—	—	—	—		(85)
Production	(2,726)		(58)	—	(119)	—		(2,903)
December 31, 2011	44,803		566	—	1,102	(527)		45,944

	Natural Gas Liquids (in MBbls)
	Vanguard historical		Permian Basin Acquisition I	Arkoma Basin Acquisition	Rockies Acquisition	Pro forma Adjustments		Vanguard pro forma combined (d)
Net proved reserves
January 1, 2011	5,508	(a)	1,622	12,000	—	—		19,130
Revisions of previous estimates	(72)		683	(2,000)	—	189	(b)	(1,200)
Extensions, discoveries and other	—		—	2,000	—	—		2,000
Purchases of reserves in place	2,380		—	—	—	(2,158)	(c)	222
Production	(431)		(147)	—	—	—		(578)
December 31, 2011	7,385		2,158	12,000	—	(1,969)		19,574

(a)	Includes 100% aggregate equity interest in ENP to give pro forma effect to the ENP Merger.

(b)
Represents the change in Vanguard’s estimated proved reserves compared to Antero’s estimated proved reserves on properties acquired in the Arkoma Basin Acquisition. The significant decrease in estimated proved natural gas reserves is related to locations where Vanguard does not plan to undertake development activities.

(c)
To adjust the amount of purchases of reserves representing the Permian Basin I Acquisition during 2011 included in Vanguard’s historical information. The pro forma effect of this acquisition is presented separately in the table above.

(d)
Includes Vanguard’s, the Permian Basin Acquisition I’s, the Arkoma Basin Acquisition’s and the Rockies Acquisition's estimated net proved and proved developed oil, natural gas and natural gas liquids reserves as of December 31, 2011.

	Vanguard historical	Arkoma Basin Acquisition	Rockies Acquisition	Pro forma adjustment (a)	Vanguard pro forma combined (b)
Estimated proved reserves:
Natural Gas (MMcf)	162,830	593,000	191,001	(250,645)	696,186
Oil (MBbls)	44,803	—	1,102	39	45,944
Natural Gas Liquids (MBbls)	7,385	12,000	—	189	19,574
MBOE	79,326	110,833	32,935	(41,547)	181,548

Estimated proved developed reserves:
Natural Gas (MMcf)	131,477	226,000	137,560	(3,484)	491,553
Oil (MBbls)	40,090	—	552	39	40,681
Natural Gas Liquids (MBbls)	6,173	2,000	—	1,141	9,314
MBOE	68,176	39,667	23,479	599	131,921

(a)
Represents the change in Vanguard’s estimated proved reserves compared to Antero’s estimated proved reserves on properties acquired in the Arkoma Basin Acquisition. The significant decrease in estimated proved natural gas reserves is related to locations where Vanguard does not plan to undertake development activities.

(b)
Includes Vanguard’s, the Permian Basin Acquisition I’s, the Arkoma Basin Acquisition’s and the Rockies Acquisition's estimated net proved and proved developed oil, natural gas and natural gas liquids reserves as of December 31, 2011.

The pro forma standardized measure of discounted future net cash flows relating to the combined proved oil, natural gas and natural gas liquids reserves at December 31, 2011 is as follows (in thousands):

	Vanguard Historical	Arkoma Basin Acquisition	Rockies Acquisition	Pro forma adjustment (a)	Vanguard pro forma combined (b)
Future cash inflows	$5,102,442	$2,357,000	$1,073,706	$(1,087,864)	$7,445,284
Future production costs	(1,701,143)	(483,000)	(234,373)	146,595	(2,271,921)
Future development costs	(143,156)	(664,000)	(147,384)	429,175	(525,365)
Future net cash flows before income tax	3,258,143	1,210,000	691,949	(512,094)	4,647,998
Future income tax expense	—	(131,000)	—	131,000	—
Future net cash flows	3,258,143	1,079,000	691,949	(381,094)	4,647,998
10% annual discount for estimated timing of cash flows	(1,781,910)	(694,000)	(314,101)	258,290	(2,531,721)
Standardized measure of discounted future net cash flows	$1,476,233	$385,000	$377,848	$(122,804)	$2,116,277

(a)
Represents the reduction in future net cash flows and discounted future net cash flows relating to the properties acquired in the Arkoma Basin Acquisition primarily related to locations where Vanguard does not plan to undertake development activities. The adjustments also include the elimination of future tax expense since Vanguard is not a taxable entity.

(b)	The pro forma standardized measure includes Vanguard, the Permian Basin Acquisition I, the Arkoma Basin Acquisition and the Rockies Acquisition.

For the December 31, 2011 calculations in the preceding table, estimated future cash inflows from estimated future production of proved reserves were computed using the average oil and natural gas price based upon the 12-month unweighted average first-day-of-the-month price ("12-month average price), adjusted for quality, transportation fees and a regional price differential. The 12-month average prices are as follows:

	Vanguard Historical	Arkoma Basin Acquisition	Rockies Acquisition
Oil (Price/Bbl)	$96.24	—	$92.71
Natural Gas (Price/Mcf)	$4.12	$3.90	$3.93

We may receive amounts different than the standardize measure of discounted cash flow for a number of reasons, including price changes and the effects of our hedging activities.

The following are the principal sources of change in the pro forma combined standardized measure of discounted future net cash flows for the year ended December 31, 2011 (in thousands):

	Vanguard historical		Permian Basin Acquisition I	Arkoma Basin Acquisition	Rockies Acquisition	Pro forma Adjustments		Vanguard pro forma combined (a)
Sales and transfers, net of production costs	$(220,277)		$(18,796)	$(75,000)	$(90,003)	$—		$(404,076)
Net changes in prices and production costs	325,906		—	(52,000)	61,291	—		335,197
Extensions discoveries and improved recovery, less related costs	3,665		—	65,000	—	—		68,665
Changes in estimated future development costs	(8,283)		—	(43,000)	(16,391)	—		(67,674)
Previously estimated development costs incurred during the period	34,096		—	40,000	46,307	—		120,403
Revision of previous quantity estimates	70,777		—	(199,000)	35,785	—		(92,438)
Accretion of discount	111,845		—	60,000	31,327	—		203,172
Purchases of reserves in place	214,225		—	—	—	(56,247)	(b)	157,978
Sales of reserves in place	(2,707)		—	(1,000)	—	—		(3,707)
Net change in income taxes	—		—	90,000	—	—		90,000
Change in production rates, timing and other	(171,462)		(7,678)	17,000	(3,742)	(122,804)	(c)	(288,686)
Net change in standardized measure	357,785		(26,474)	(98,000)	64,574	(179,051)		118,834
Standardized measure, January 1, 2011	1,118,448	(d)	82,721	483,000	313,274	—		1,997,443
Standardized measure, December 31, 2011	$1,476,233		$56,247	$385,000	$377,848	$(179,051)		$2,116,277

(a)	The pro forma standardized measure includes Vanguard, the Permian Basin Acquisition I, the Arkoma Basin Acquisition and the Rockies Acquisition.

(b)
To adjust the amount of purchases of reserves representing the Permian Basin I Acquisition during 2011 included in Vanguard’s historical information. The pro forma effect of this acquisition is presented separately in the table above.

(c)	Represents the change in estimates relating to the properties acquired in the Arkoma Basin Acquisition primarily related to locations where Vanguard does not plan to undertake development activities.

(d)	Includes 100% aggregate equity interest in ENP to give pro forma effect to the ENP Merger.